Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated June 9, 2020

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020, (the “Prospectus”). You should read this Supplement together with the Prospectus.

Advisory Fee Waiver Agreement Update – Emerging Markets Equity Portfolio

The Prospectus is amended by replacing the ninth paragraph that appears on page 130 relating to the Emerging Markets Equity Portfolio under the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” with the following language:

“Emerging Markets Equity Portfolio. Effective July 1, 2020, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.84% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2021.”

Amendment to Investment Sub-Advisory Agreement with Certain Sub-Adviser

Effective June 4, 2020 the Board of Directors of the Fund approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and Aberdeen Asset Managers Limited (“Aberdeen”) with respect to the Emerging Markets Equity Portfolio. In approving the Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment. The Amendment modified the fee schedule applicable to the Emerging Markets Equity Portfolio managed by Aberdeen. The updated fee schedule is set forth in a supplement to the Fund’s Statement of Additional Information dated June 9, 2020.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated June 9, 2020 to the

Statement of Additional Information Dated May 1, 2020

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020. You should read this Supplement together with the SAI.

Advisory Fee Waiver Agreement Update – Emerging Markets Equity Portfolio

The SAI is amended by replacing the fifth paragraph that appears on page B-68 relating to the Emerging Markets Equity Portfolio under the heading “Advisory Fee Waiver Agreements” in the sub-section of the SAI section titled “The Adviser,” under “INVESTMENT ADVISORY AND OTHER SERVICES,” with the following language:

“Emerging Markets Equity Portfolio. Effective July 1, 2020, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.84% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2021.”

Fee Update – Emerging Markets Equity Portfolio

The SAI is amended by replacing the seventh sentence of the paragraph relating to Aberdeen Asset Managers Limited (“Aberdeen”) that appears on page B-70 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:

“Effective July 1, 2020, for services to the Emerging Markets Equity Portfolio, Mason Street Advisors pays Aberdeen a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets of: 0.70% on the first $250 million in assets, 0.60% on the next $250 million, 0.55% on the next $500 million and 0.50% on assets over $1 billion.”

Please retain this Supplement for future reference.